U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☒	Definitive Information Statement

MILLSTREAM VENTURES, INC.
(Name of the Company as Specified in its Charter)

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INFORMATION STATEMENT

September 16, 2011

MILLSTREAM VENTURES, INC.
4760 South Highland Drive
Suite 341
Salt Lake City, Utah 84117

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Millstream Ventures, Inc., a Nevada corporation (the “Company”), to the holders of record at the close of business on September 16, 2011 (“Record Date”), of the Company’s outstanding common voting stock, par value $0.001 per share (“Common Stock”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

THE COMPANY IS NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement informs shareholders of actions taken and approved on September 16, 2011 by the principal shareholders of the Company’s common stock including in the aggregate 34,765,000 (collectively, the “Majority Shareholders”).  The Majority Shareholders are the beneficial owners of approximately 78.8% of the issued and outstanding shares and voting rights.  The only items approved by written consent of the Majority Shareholders were as follows:

(i)	To effect a one (1) for two (2) reverse stock split (1:2), whereby, as of the Record Date, for every two shares of Common Stock then owned, each stockholder shall receive one share of Common Stock;

(ii)	To amend the Company’s Articles of Incorporation to change the name of the Company to “American Sands Energy Corp.”;

(iii)	To approve the Company’s 2011 Long-Term Incentive Plan; and

(iv)	To change in the state of incorporation of the Company from the State of Nevada to the State of Delaware by merging the Company into American Sands Energy Corp., a newly formed Delaware company.

This Information Statement also informs the shareholders of actions taken by the Board of Directors to increase the number of directors to seven persons and the election of three additional directors to fill the vacancies created by the increase in the number of directors.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO
SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

The Majority Shareholders have voted for the reverse stock split, the name change, the 2011 Long-Term Incentive Plan, and the change of domicile, and the Company has received their executed Written Consents, effective on September 16, 2011.  A complete summary of these matters is set forth herein.

The stockholders of record at the close of business on September 16, 2011, are being furnished copies of this Information Statement.  This Information Statement is being mailed to the stockholders of the Company, commencing on or about September 28, 2011.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Exchange Act of these corporate actions.  This Information Statement is circulated to advise the Company’s shareholders of action already approved by written consent of the Majority Shareholders who collectively hold a majority of the voting power of our Common Stock.  Pursuant to Rule 14c-2 under the Exchange Act the proposals will not be effective until on or about October 18, 2011, or twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and mailed to the shareholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, the merger of the Company into the newly formed Delaware corporation to change the domicile of the Company described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.  STOCKHOLDER APPROVAL HAS BEEN PREVIOUSLY OBTAINED FROM THE
MAJORITY SHAREHOLDERS

CONSENTING SHAREHOLDERS

As of September 16, 2011, the Company had 44,104,325 issued and outstanding shares of Common Stock each of which were entitled to one vote on any matter brought to a vote of the Company’s stockholders.  By written consent in lieu of a meeting, dated September 16, 2011, the Majority Shareholders approved the following actions:

(i)
To effect a one (1) for two (2) reverse stock split (1:2), whereby, as of the Record Date, for every two shares of Common Stock then owned, each stockholder shall receive one share of Common Stock (the “Reverse Split”);

(ii)	To amend the Company’s Articles of Incorporation to change the name of the Company to “American Sands Energy Corp.” (the “Name Change”);

(iii)	To approve the Company’s 2011 Long-Term Incentive Plan; and

(iv)
To change in the state of incorporation of the Company from the State of Nevada to the State of Delaware by merging the Company into American Sands Energy Crop., a newly formed Delaware company (the “Reincorporation”).

The following table lists those holders who consented to the foregoing actions and provides the number of shares beneficially owned and the percentage interest of outstanding shares for each such holder:

Name of the Holder	Beneficial Ownership	Percentage of Ownership
William C. Gibbs	125,000	0.3%
Bleeding Rock, LLC	20,600,000	46.7%
LIFE Power & Fuels LLC	14,040,000	31.7%
Total	34,765,000	78.8%

We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions.  All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

•	Advising shareholders of the action taken by written consent by Nevada Law; and

•	Giving shareholders advance notice of the actions taken, as required by the Exchange Act.

Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have the right under Nevada law to dissent from the Reincorporation and to receive the fair value of their shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of our common stock as of September 16, 2011, of (i) each person who is known to us to be the beneficial owner of more than 5 percent of our common stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and executive officers; and (iii) our directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)
William C. Gibbs 4760 S. Highland Dr. Suite 341 Salt Lake City, UT 84117	25,746,407	(3)	52.4%

Robin Gereluk 108 Point Drive NW Calgary, Alberta T3B 5B3 Canada	1,750,000	(4)	3.8%

Mark F. Lindsey 60 South 600 East Suite 150 Salt Lake City, UT 84102	150,000	(5)	*

Daniel F. Carlson 245 Sir Francis Drake Blvd San Anselmo, CA 94960	12,500	(6)	*

Edward P. Mooney 245 Sir Francis Drake Blvd San Anselmo, CA 94960	14,052,400	(7)	31.9%

Executive Officers and Directors as a Group (5 Persons)	41,686,407		81.7%

Steven L. White 664 South Alvey Dr. Mapleton, UT 84664	2,391,797		5.4%

LIFE Power & Fuels LLC 245 Sir Francis Drake Blvd San Anselmo, CA 94960	14,040,000	(8)	31.8%

Bleeding Rock LLC 2610 Hillsden Dr. Holladay, UT 84117	21,671,407	(9)	48.0%

Seaside 88 LP 2700 N. Ocean Dr. Suite 19 Singer Island, FL 33404	6,894,662	(10)	13.8%

* Less than 1%

(1) This table is based upon information contained in reports of beneficial stock ownership filed with the Securities and Exchange Commission and from information supplied by officers, directors and principal stockholders and is believed to be accurate. We believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2) Applicable percentages are based on 44,104,325 shares of our common stock outstanding on September 16, 2011.
(3) Includes 3,950,000 shares issuable upon exercise of outstanding options.  Also includes 20,600,000 shares owned by Bleeding Rock LLC, an entity controlled by Mr. Gibbs.  Also includes 1,071,407 shares issuable upon conversion of an outstanding promissory note held by Bleeding Rock LLC.  Mr. Gibbs and this entity have shared power to vote and direct the disposition of, and therefore jointly beneficially own, these shares.  Mr. Gibbs disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(4) Represents 1,750,000 shares issuable upon exercise of options.
(5) Represents 150,000 shares issuable upon exercise of options.
(6) Represents 12,500 shares issuable upon exercise of options.
(7) Includes 12,500 shares and 14,040,000 shares owned by LIFE Power & Fuels LLC.  As the sole managing member of this entity, Mr. Mooney has sole voting and dispositive power over these shares.  Mr. Mooney disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(8) Edward P. Mooney and this entity have shared power to vote and direct the disposition of, and therefore jointly beneficially own, these shares.  Mr. Mooney disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.  These shares are included with the shares beneficially owned by Mr. Mooney above.
(9) Includes 1,071,407 shares issuable upon conversions of an outstanding promissory note held by this party.  These shares are included with the shares beneficially owned by William C. Gibbs above.
(10) Includes 3,008,581 shares issuable upon conversion of warrants and 3,008,581 shares issuable upon conversion of a 10% Convertible Promissory Note.

We are not aware of any arrangements including any pledge by any person of our common stock, the operation of which may at a subsequent date result in a change in control of our company

As indicated in the table above, our executive officers and directors beneficially own, or control, in the aggregate, approximately 81.7% of our outstanding common stock.  As a result these stockholders may, as a practical matter, be able to influence all matters requiring stockholder approval including the election of directors, merger or consolidation and the sale of all or substantially all of our assets.  This concentration of ownership may delay, deter or prevent acts that would result in a change of control, which in turn could reduce the market price of our common stock.

Other than as stated herein, there are no arrangements or understandings, known to us, including any pledge by any person of our securities:

•	The operation of which may at a subsequent date result in a change in control of the Company; or

•	With respect to the election of directors or other matters.

THE REVERSE STOCK SPLIT OF OUTSTANDING COMMON STOCK

General

On September 13, 2011 the Board of Directors and on September 16, 2011 the Majority Shareholders approved a one (1) for two (2) reverse stock split of outstanding shares of Common Stock whereby shareholders would hold one share for every two shares currently held.

Background

The Company currently has 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock authorized, with 44,104,325 shares of Common Stock and no shares of Preferred Stock outstanding as of the Record Date.  The Board of Directors believes that the price of the Common Stock is too low to attract investors to buy the stock.  In addition, management believes that the restructuring of the outstanding shares will make the Company’s capitalization structure more consistent with companies at our stage of growth and enhance our ability to access capital markets.  In order to proportionally raise the per share price of the Common Stock by reducing the number of shares of the Common Stock outstanding, the Board of Directors believes that it is in the best interests of the Company’s stockholders to implement a reverse stock split.  In addition, the Board of Directors believes that the share price of the Common Stock is a factor in whether the Common Stock meets investing guidelines for certain institutional investors and investment funds.  Finally, the Board of Directors believes that the Company’s stockholders will benefit from relatively lower trading costs for a higher priced stock.  The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of the Common Stock.  The Board of Directors is not implementing the reverse stock split in anticipation of any future transaction or series of transactions, including any “going private” transaction.

Material Effects of the Reverse Stock Split

The reverse stock split will be effected simultaneously for all of the Common Stock and the ratio will be the same for all of the Common Stock.  The reverse stock split therefore will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in fractional share ownership.

The principal effect of the reverse stock split will be to reduce the number of shares of the Common Stock issued and outstanding from approximately 44,104,325 shares as of September 16, 2011, to approximately 22,052,163 shares.

In addition, the reverse stock split will increase the number of stockholders who own odd lots (estimated less than 100 shares).  Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Effect on Fractional Stockholders

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split and we will not be paying any cash to stockholders for any fractional shares from the reverse split.  Instead, any resulting fractional shares shall be rounded up to the nearest whole number.

Effect on Registered and Beneficial Stockholders

Upon the reverse stock split, the Company intends to treat stockholders holding the Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Common Stock in “street name.”  However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split.  Stockholders who hold their shares with such a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their nominees.

Effect on Registered Certificated Shares

Stockholders whose shares are held in certificate form will receive a transmittal letter from our transfer agent, Interwest Transfer Company, as soon as practicable after the effective date of the reverse stock split.  The letter of transmittal will contain instructions on how to surrender certificate(s) representing pre-reverse stock split shares to the transfer agent.  No new shares will be issued until outstanding certificate(s) are surrendered, together with a properly completed and executed letter of transmittal, to the transfer agent.  Stockholders should not submit any certificate(s) until requested to do so.

Effect on Holders of Outstanding Options and Warrants

At September 16, 2011, we had outstanding warrants to purchase up to 14,675,187 shares of Common Stock, options to purchase up to 6,175,000 shares of Common Stock, and promissory notes convertible into 4,761,932 shares of Common Stock.  Following the reverse stock split the outstanding warrants and options will be exercisable into post split shares equal to one half the number of shares into which they are presently convertible, and the exercise price for the shares will be twice the current exercise price.  The convertible promissory notes will be convertible into 2,380,966 shares of Common Stock.

Procedure for Effecting Reverse Stock Split

The reverse stock split will become effective on the date that Financial Institution Regulatory Authority (“FINRA”) approves such filing, which is referred to as the “Effective Date.”  Beginning on the Effective Date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

Certain Risk Factors Associated with the Reverse Stock Split

Implementation of the reverse stock split entails various risks and uncertainties, including but not limited to the following:

•
There can be no assurance that the market price per share of the Common Stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split.  Accordingly, the total market capitalization of the Company after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

•	After the reverse stock split is effected, if the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split.

•
There can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds.  As a result, the trading liquidity of the Common Stock may not necessarily improve.

•	The reduced number of shares that would be outstanding after the reverse stock split could adversely affect the liquidity of the Common Stock.

Authorized Shares

The reverse stock split will affect all issued and outstanding shares of the Common Stock and outstanding rights to acquire the Common Stock.  Upon the effectiveness of the reverse stock split, the number of authorized shares of the Common Stock that are not issued or outstanding would increase due to the reduction in the number of shares of the Common Stock issued and outstanding.

The Company currently has 200,000,000 shares of authorized Common Stock and 44,104,325 shares of Common Stock issued and outstanding as of September 16, 2011.  Additionally, the Company has 10,000,000 shares of preferred stock none of which are issued and outstanding as of September 16, 2011.  Authorized but un-issued shares of Common and Preferred Stock will be available for issuance, and the Company may issue such shares in the future.  However, the Company has no current plans to issue any additional shares of Common or any shares of Preferred Stock other than in the normal course of its business that would be expected to meet or exceed its current authorized total shares limit prior to the effective date of the reverse stock split, unless there were unexpected or unforeseen delays which at present we do not anticipate.  If the Company issues additional shares of Common and or Preferred Stock, the ownership interest of holders of the Common Stock will be diluted.

Accounting Matters

The reverse stock split will not affect the par value of the Common Stock.  As a result, as of the Effective Date, the stated capital attributable to the Common Stock on the Company’s balance sheet will be reduced proportionately based on the reverse stock split ratio of one-for-two, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The per-share net income or loss and net book value of the Common Stock will not be restated because there will be fewer shares of the Common Stock outstanding.

Potential Anti-Takeover Effect

Although the increased proportion of un-issued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being undertaken in response to any effort of which the Board of Directors is aware to accumulate shares of the Common Stock or obtain control of Company.  Other than the reverse stock split, the Board of Directors does not currently contemplate the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

No Appraisal Rights

The Nevada Revised Statutes do not provide for dissenter’s rights in connection with the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the proposed reverse stock split.  This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect).  This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their Common Stock as compensation).  In addition, this summary is limited to stockholders that hold their Common Stock as capital assets.  This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH A TAX ADVISER TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE STOCK SPLIT.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split.  The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore.  The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.  Each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

Background

Currently, the Company’s articles of incorporation provide that the name of the Company is Millstream Ventures, Inc.  A Certificate of Amendment will change the name of the Company to American Sands Energy Corp.  In the event that the Reincorporation is effected, the Name change will be automatically changed to the new name, which is the name of the Delaware corporation into which the Company will merger in the Reincorporation.

Reasons for and Effect of the Amendment

The Board believes that the name “American Sands Energy Corp.” more accurately reflects the business the Company intends to conduct since the completion of the acquisition of Green River Resources Corp. in June 2011.  The name change will enable industry and financial market participants to more closely associate the Company with its operations in the clean extraction of bitumen from oil sands prevalent in the Mountain West region of North America.

Changing the Company’s name will not have any effect on its corporate status, the rights of stockholders or the transferability of outstanding stock certificates.  After the name change takes effect, stock certificates bearing the name “Millstream Ventures, Inc.” will represent shares in American Sands Energy Corp.

In connection with the name change, the trading symbol and CUSIP number of the Common Stock will also be changed.  The Company will apply to FINRA for a new trading symbol and to the CUSIP bureau for a new CUSIP number, and subsequently the Common Stock will be assigned a new trading symbol and a new CUSIP number.

No Dissenters’ Rights

The Nevada Revised Statutes do not provide for dissenter’s rights in connection with the name change.

2011 LONG-TERM INCENTIVE PLAN

The Majority Shareholders have approved the adoption of the 2011 Long-Term Incentive Plan (the “Long-Term Plan”) for key employees of the Company and any subsidiary and consultants providing services to the Company and any subsidiary.  The Long-Term Plan was adopted by the Board of Directors on May 5, 2011.  The Long-Term Plan authorizes grants of Incentive Stock Options (“ISOs”), Non-qualified Stock Options (“NQSOs”), Stock Appreciation Rights (“SARs”), Restricted Stock, Performance Shares, and Dividend Equivalents.  The total number of shares of Company common stock available for awards under the Long-Term Plan is 7,000,000.  The number of shares available under the Long-Term Plan will not be affected by the Reverse Split.  Currently, the Company has approximately 10 directors and employees eligible to participate in the Plan.

The Board believes that use of long-term incentives as authorized under the Long-Term Plan to be beneficial to the Company as a means of promoting the success and enhancing the value of the Company by linking the personal interests of its key employees and consultants to those of its shareholders and by providing them with an incentive for outstanding performance.  These incentives also provide the Company flexibility in its ability to attract and retain the services of employees and contractors upon whose judgment, interest, and special effort the successful conduct of operations is largely dependent.  The following summary of the Long-Term Plan is qualified in its entirety by reference to the Loin-Term Plan, a copy of which is attached as Appendix A.

The Long-Term Plan will be administered by a committee appointed by the Board.  This committee will have the exclusive authority to administer the Long-Term Plan, including the power to determine eligibility, the types and sizes of awards, and the price and timing of awards.  As of the date of this Information Statement, no determination has yet been made regarding the allocation of benefits under the Long-Term Plan, or the exercise prices, expiration dates or other material conditions of options issuable under the Long-Term Plan.

Description of the Available Awards:

Incentive Stock Options

An ISO is a stock option that satisfies the requirements specified in Section 422 of the Internal Revenue Code (the “Code”).  Under the Code, ISOs may only be granted to employees.  In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant.  Certain other requirements must also be met.

An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO.  However, the difference between the exercise price and the fair market value on the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the common stock is either transferable or subject to a substantial risk of forfeiture under Section 83 of the Code.  If at the time of exercise, the common stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the common stock (determined at the time the common stock becomes either transferable or not subject to a substantial risk of forfeiture) is a tax preference item in the year in which the common stock becomes either transferable or not subject to a substantial risk of forfeiture.

If common stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such common stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as long-term capital gain or loss.  If such common stock is disposed of before the expiration of the above-mentioned holding periods, a “disqualifying disposition” will occur.  If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the common stock on the date of exercise and the exercise price, or the selling price of the common stock and the exercise price, whichever is less.  The balance of the optionee’s gain on a disqualifying disposition, if any, will be taxed as capital gain.

In the event an optionee exercises an ISO using common stock acquired by a previous exercise of an ISO, unless the stock exchange occurs after the required holding periods, such exchange shall be deemed a disqualifying disposition of the stock exchanged.

The Company will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the common stock received, except that in the event of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Stock Options

A NQSO is any stock option other than an Incentive Stock Option.  Such options are referred to as “non-qualified” because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

No taxable income will be realized by an optionee upon the grant of an NQSO, nor is the Company entitled to a tax deduction by reason of such grant.  Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price and the Company will be entitled to a corresponding tax deduction, provided the Company deducts and withholds applicable taxes from amounts paid to the optionee.

Upon a subsequent sale or other disposition of common stock acquired through exercise of an NQSO, the optionee will realize short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation.  Such a resale by the optionee will have no tax consequence to the Company.

Stock Appreciation Rights

A SAR is the right granted to an employee to receive the appreciation in the value of a share of common stock over a certain period of time.  Under the Long-Term Plan, the Company may pay that amount in cash, in common stock, or in a combination of both.

A recipient who receives a SAR award is not subject to tax at the time of the grant and the Company is not entitled to a tax deduction by reason of such grant.  At the time such award is exercised, the recipient must include in income the appreciation inherent in the SARs (i.e., the difference between the fair market value of the common stock on the date of grant and the fair market value of the common stock on the date the SAR is exercised).  the Company is entitled to a corresponding tax deduction in the amount equal to the income includible by the recipient in the year in which the recipient recognizes taxable income with respect to the SAR, provided that it withholds taxes from the associate on the amount recognized upon exercise of the SARs.

Performance Shares

Under the Long-Term Plan, the Committee may grant performance share units to a key employee or consultant.  Typically, each performance share unit will be deemed to be the equivalent of one share of common stock.

A recipient of a Performance Share Award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction by reason of such grant.  Instead, a recipient of Performance Shares will recognize ordinary income equal to the fair market value of the Shares at the time the performance goals related to the Performance Shares are attained and paid to the recipient.  the Company is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the performance goals are achieved, provided that the Company withholds applicable taxes.

Restricted Stock Awards

Under the Restricted Stock feature of the Long-Term Plan, a key employee or consultant may be granted a specified number of shares of common stock.  However, vested rights to such stock are subject to certain restrictions or are conditioned on the attainment of certain performance goals.  If the employee violates any of the restrictions during the period specified by the Committee or the performance standards fail to be satisfied, the stock is forfeited.

A recipient of a Restricted Stock Award will recognize ordinary income equal to the fair market value of the common stock (“Restricted Stock”) at the time the restrictions lapse.  the Company is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the restrictions lapse, provided that the Company withholds applicable taxes.

Instead of postponing the income tax consequences of a Restricted Stock Award, the recipient may elect to include the fair market value of the common stock in income in the year the award is granted.  This election is made under Section 83(b) of the Code.  This Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the recipient files his or her Federal income tax return.  The notice must be filed within 30 days of the date of grant and must meet certain technical requirements.

The tax treatment of the subsequent disposition of Restricted Stock will depend upon whether the recipient has made a Section 83(b) election to include the value of the common stock in income when awarded.  If the recipient makes a Section 83(b) election, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date of grant.  Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted common stock is held.  If no Section 83(b) election is made, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date the restrictions lapsed.  Again, such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted Stock is held.

During the period in which a recipient holds Restricted Stock, if dividends are declared prior to the lapse of the restrictions, the dividends will be treated for tax purposes by the recipient and the Company in the following manner:  if the recipient makes a Section 83(b) election to recognize income at the time of the Restricted Stock Award, the dividends will be taxed as dividend income to the recipient when the restrictions lapse.  Under such circumstances, the Company will not be entitled to a tax deduction, nor will it be required to withhold for applicable taxes.  If no such election is made by the recipient, the dividends will be taxed as compensation to the recipient at the time the restrictions lapse and will be deductible by the Company and subject to income tax withholding at that time.

Dividend Equivalents

The Long-Term Plan also allows for the granting of dividend equivalent rights in conjunction with the grant of options or SARs.  These rights entitle the employee or consultant to receive an additional amount of stock upon exercising the underlying option or SAR.

A recipient of a Dividend Equivalent Award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction by reason of such grant.  Instead, when the option upon which the Dividend Equivalent Award is paid is exercised, the recipient must include in ordinary income the fair market value of the common stock issued in payment of the Dividend Equivalent Award at the time the award is paid.

The Company will be entitled to a tax deduction in an amount, and at the time, that the participant recognizes ordinary income due to the payment of the Dividend Equivalent Award.  However, to receive that tax deduction, the Company must deduct and withhold taxes from amounts paid to the optionee.

The amount included as ordinary income in the optionee’s income becomes the optionee’s tax basis for determining gains or losses on the subsequent sale of the common stock.

Recent Tax Changes

Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1,000,000 the deduction that can be claimed by any publicly-held corporation for compensation paid to any “covered employee” in any taxable year beginning after December 31, 1993.  The term “covered employee” for this purpose is defined generally as the chief executive officer and the four other highest paid employees of the corporation.

Performance-based compensation is outside the scope of the $1,000,000 limitation, and, hence, generally can be deducted by a publicly-held corporation without regard to amount; provided that, among other requirements, such compensation is approved by shareholders.  Among the items of performance-based compensation that can be deducted without regard to amount (assuming shareholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant.  All options granted under the Long-Term Plan will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

Registration of Shares

Management anticipates that the Company will register the shares available under the Long-Term Plan with the Securities and Exchange Commission pursuant to the provisions of Form S-8.  It is anticipated that the filing will be made prior to September 30, 2011.

CHANGE OF DOMICILE

On September 13, 2011, our Board of Directors adopted resolutions, subject to stockholder approval received on September 16, 2011, to change the Company’s state of incorporation from Nevada to Delaware.  In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has been incorporated in Delaware specifically for that purpose under the name “American Sands Energy Corp.” (“ASEC“).  Pursuant to the terms of the Plan of Merger, ASEC will be the surviving corporation and the issued and outstanding shares of the Company’s Common Stock will automatically be converted into shares of ASEC common stock at the rate of one share of ASEC common stock for each one share of the Company’s Common Stock.  The form of the Plan of Merger of is attached hereto as Appendix B.  Upon completion of the merger, the Certificate of Incorporation and Bylaws of ASEC will become the governing instruments of the Company and the changes are more thoroughly discussed below.

Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in that state.  To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs.  As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware.  Delaware courts have developed considerable expertise in dealing with corporate issues.  In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations.  Our Board of Directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.  In addition, our Board of Directors desires to obtain a listing for our common stock on the TSX Venture stock exchange in Canada, and the TSX Venture stock exchange will not accept any applications for a listing from a company incorporated in Nevada but they will accept such an application from a company incorporated in Delaware.

The Delaware General Corporations Law (“DGCL”) permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts.  There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board under the business judgment rule with respect to unsolicited takeover attempts.  Our current Articles of Incorporation do not include such “anti-takeover” provisions.  Our Board of Directors has no present intention following the reincorporation in Delaware to further amend the Certificate of Incorporation or Bylaws to include any additional provisions which might deter an unsolicited takeover attempt.  However, in the discharge of its fiduciary obligations to the stockholders, our Board of Directors may consider in the future certain anti-takeover strategies which may enhance the board’s ability to negotiate with an unsolicited bidder.

In the opinion of our management, such latitude affords Delaware corporations more opportunities to raise capital.  The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations.  For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities.  Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets.  Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared.  These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

In the opinion of our management, members of the financial services industry may be more willing and better able to assist in capital raising programs for our company if we reincorporate our company in Delaware and if we complete our application for, and obtain a listing for, our common shares on the TSX Venture stock exchange.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in the Company’s legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial).  Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with ASEC.  There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation.  Upon the effective time of the Reincorporation, each stockholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of ASEC.

As previously noted, the Certificate of Incorporation and Bylaws of ASEC will be the governing instruments of the surviving corporation following the merger with the Company, resulting in some changes from the current Articles of Incorporation and Bylaws of the Company, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Nevada to an office and agent in Delaware. There are also material differences between the DGCL, and NRS.  Certain changes to the Articles of Incorporation and Bylaws of the Company, as well as the material differences between Delaware and Nevada law are discussed below.  This summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the Certificate of Incorporation and Bylaws of ASEC, copies of which are included herewith as Appendix C and Appendix D, respectively.

Changes to Articles of Incorporation

(a)	Number of Directors

The Articles of Incorporation of the Company limit the number of directors to a maximum of seven persons.  ASEC’s Certificate of Incorporation does not limit the number of directors which may be appointed to the Board of Directors.

Changes to Bylaws

(a)	Annual Meeting

ASEC’s Bylaws give the Board of Directors sole discretion to determine that the annual meeting shall not be held at any place, but may instead be held solely by means of remote communication.  The Board of Directors may adopt guidelines and procedures governing the participation of stockholders and proxyholders not physically present at a meeting of stockholders by means of remote communication.

(b)	Quorum

ASEC’s Bylaws provide that when a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given.

(c)	Proxy

ASEC’s Bylaws provide that no proxies shall be voted or acted upon after three (3) years from the date of its execution, unless the proxy expressly provides for a longer period.

(d)	Resignation

ASEC’s Bylaws provide for resignation through electronic transmission.

(e)	Notice of Special Meeting

ASEC’s Bylaws provide for notice of a special meeting of directors through electronic transmission.

(f)	Conduct of Business

ASEC’s Bylaws provide that action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission.

(g)	Loans

ASEC’s Bylaws provide that the Corporation shall not, either directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director, executive officer (or equivalent), or control person.

(h)	Action With Respect to Securities of Other Corporations

ASEC’s Bylaws provide that, unless otherwise directed by the Board of Directors, the chief executive officer has power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation.  The chief executive officer may delegate the foregoing rights to another executive officer of the Corporation.

(i)	Indemnification and Expenses

ASEC’s Bylaws provide that expenses (including attorneys' fees) incurred by an officer or director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized under Delaware law.  Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents of the Corporation or by persons serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

(j)	Indemnification and Determination by Board of Directors

ASEC’s Bylaws provide that any indemnification under subsections (a) and (b) of Chapter 1, Delaware General Corporate Law, § 145 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of § 145.  Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination:

(1)           By a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; or

(2)           By a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

(3)           If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

(4)           By the stockholders.

(k)	Indemnification Not Exclusive of Other Rights

ASEC’s Bylaws provide that the indemnification provided by the Bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

(l)	Certificated and Uncertificated Shares

ASEC’s Bylaws provide that the shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice-chairperson of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form.  Any or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.  The Corporation shall not have power to issue a certificate in bearer form.

(m)	Waiver

ASEC’s Bylaws provide for waiver of notice through electronic transmission.

Change from Delaware Law to Nevada Law

As a result of the Reincorporation, the Company will be governed by Delaware corporation laws.  The following chart summarizes some of the material differences between the DGCL and NRS.  This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing stockholders.  This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada

Removal of Directors

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause.  The Company’s current Bylaws do not expressly address removal of directors.

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock.  Nevada does not distinguish between removal of directors with or without cause.  Because the Company’s current Bylaws do not expressly address removal of directors, Nevada law governs which provides that any director may be removed either for or without cause by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Delaware	Nevada

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation, has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the NRS imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.  ASEC’s Certificate of Incorporation and Bylaws currently limit the liability of its directors to the fullest extent permitted by law.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.  The Company’s Articles of Incorporation provide that no director or officer will be personally liable to the corporation or any of its stockholders for damages for any breach of fiduciary duty except (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

Delaware	Nevada

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful.  Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense.  Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

ASEC’s Bylaws indemnify its officers and directors to the fullest extent permitted by Delaware law.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement.  The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation.  Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred.  A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

Article V of the Company’s Bylaws currently indemnifies its officers and directors to the fullest extent permitted by Nevada law.  However, the Company has included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

Increasing or Decreasing Authorized Shares

Delaware law contains no such similar provision.
Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Delaware	Nevada

Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity.  All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period.  Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period.

Delaware	Nevada

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer) , or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock.  A business combination is also defined broadly o include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.  Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

The Amended and Restated Articles of Incorporation of the Company elected not to be governed by the provisions of NRS §§78.411 through 78.444.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

ASEC’s Certificate of Incorporation contains a provision expressly electing not to be governed by that statute.

Delaware	Nevada

Control Share Acquisitions

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares.  Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party.  A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power. ASEC’s Certificate of Incorporation opts out of these provisions and so they are not applicable to the Company.

Sections 78.378 through 78.3793 of the Nevada Revised Statutes limit the voting rights of certain acquired shares in a corporation.  The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of one of the following categories of an issuing corporation’s then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more.  The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights.  Unless an issuing corporation’s articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person’s securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

The Amended and Restated Articles of Incorporation of the Company elected not to be governed by these provisions.

Filing Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.
Based upon the financial statements of the Company at June 30, 2011, assuming no change in the number of outstanding shares or assets, the Company’s annual fee for the first full year would be approximately $2,000.
Nevada charges corporations incorporated in Nevada nominal annual corporate license renewal fees, and does not impose any franchise fees on corporations.

Anti-Takeover Effects of Certain Provisions of Delaware Law and ASEC’s Certificate of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  Certain provisions of Delaware’s corporation law and the ASEC’s Certificate of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders.  These provisions are summarized in the following paragraphs.

Change in Capitalization. ASEC’s Certificate of Incorporation provides for authorized capital of 200,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share, 10,000,000 of which have not been designated or issued and which shares constitute what is commonly referred to as “blank check” preferred stock, and which do not have any rights, privileges or preferences set forth in the ASEC’s Certificate of Incorporation.  The issuance of additional common stock and preferred stock may make it more difficult for, or prevent or deter a third party from acquiring control of the ASEC or changing its board of directors and management, as well as, inhibit fluctuations in the market price of the ASEC’s shares that could result from actual or rumored takeover attempts.  Specifically, the ability to issue such “blank check” preferred stock, subject to the rights of the Series A Preferred Stockholders, could give the board of directors the ability to hinder or discourage any attempt to gain control of the ASEC by a merger, tender offer at a control premium price, proxy contest or otherwise.

Limitation of Director Liability. ASEC’s Certificate of Incorporation limits the liability of its directors and officers to us or our stockholders to the fullest extent permitted by Delaware law.  Specifically, ASEC is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Indemnification Arrangements. ASEC’s Bylaws indemnify its officers and directors to the fullest extent permitted by Delaware law.  The indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful.  Indemnification is required to the extent of a director’s or officer’s successful defense.  Additionally, ASEC may reimburse directors and officers for expenses incurred in a derivative action.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, the Company did not intend to construct or enable any anti-takeover defense or mechanism on its behalf. The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Termination, Abandonment or Amendment of the Plan of Merger

We anticipate that the Reincorporation will become effective upon the filing of Certificate of Merger with the Delaware Secretary of State and Articles of Merger with the Nevada Secretary of State, on or about October __, 2011.  However, at any time before the effective date, the Plan of Merger may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Company or ASEC, or by both, notwithstanding the approval of the stockholders.  The Boards of Directors of the Company and ASEC may amend the Plan of Merger at any time prior to filing it (or a certificate in lieu thereof) with the Secretaries of State of the States of Nevada and Delaware, provided that an amendment made subsequent to the adoption of the Plan of Merger by the stockholders of either corporation cannot: (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation; (ii) alter or change any provision of the certificate of incorporation of ASEC to be effected by the Merger; or (iii) alter or change any of the terms or conditions of the Plan of Merger if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the constituent companies.

Accounting Treatment

The Reincorporation will be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, ASEC, would be treated as the successor to the Company’s historical operations.  Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Anticipated Federal Tax Consequences

The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Delaware.  The Company is structuring the Reincorporation in an effort to obtain the following consequences:

(a)
the Reincorporation of the Company in the State of Delaware to be accomplished by a merger between the Company and ASEC, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)
no gain or loss for federal income tax purposes will be recognized by stockholders of the Company on receipt by them of the common stock or the series A preferred stock of ASEC in exchange for shares of the Company’s Common Stock or Series A Preferred Stock;

(c)
the basis of the ASEC common stock received by stockholders of the Company in exchange for their shares of the Company’s Common Stock pursuant to the Reincorporation in the State of Delaware will be the same as the basis for the Company’s Common Stock; and

(d)
the holding period for the ASEC common stock for capital gains treatment received in exchange for the Company’s Common Stock will include the period during which the Company’s Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all stockholders.  It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the State of Delaware.  A successful challenge by the Internal Revenue Service could result in taxable income to the Company, ASEC, and our stockholders, as well as other adverse tax consequences.  ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation in Delaware, all stock certificates which represented shares of the Company’s Common Stock shall represent ownership of ASEC common stock, as applicable.  We will print new stock certificates and we will obtain a new CUSIP number for our common stock that reflects the name change and change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer.  However, to eliminate confusion in transactions in the Company’s securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process.  Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company’s state of incorporation) to the transfer agent of the Company, Interwest Transfer Company, Inc., and to be issued in exchange therefore, new common stock certificates representing the number of shares of ASEC common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the Effective Date, the Company will pay on one occasion only for such issuance.  The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder.  STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).  The Company’s registrar and transfer agent, Interwest Transfer Company, Inc., may be contacted at 1981 Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117.  Their telephone number is (801) 272-9294.

Securities Act Consequences

The shares of ASEC’s stock to be issued in exchange for shares of the Company’s stock are not being registered under the Securities Act.  In that regard, ASEC is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act.  Pursuant to Rule 145 under the Securities Act, the merger of the Company into ASEC and the issuance of shares of common stock in the Delaware corporation in exchange for the shares of the Common Stock of the Nevada corporation is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States.  The effect of the exemption is that the shares of our common stock issuable as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the transaction.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

DISSENTER’S RIGHTS

Holders of record of shares of the Company’s Common Stock that are not voted in favor of the Reincorporation or consent thereto in writing and that properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS.  Holders of record of shares of the Company’s Common Stock will not be entitled to dissenters’ rights under NRS Sections 78.2055 or 92A.380 as a direct result of the Reverse Split or the Name Change.

The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 - 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which is attached to this information statement as Appendix E.  The following summary does not constitute legal or any other advice nor does it constitute a recommendation that shareholders exercise their dissenters’ rights under NRS Sections 92A.300 - 92A.500.  All references in NRS Sections 92A.300 - 92A.500 and in this summary to a “shareholder” or “holders of shares of the Company’s capital stock” are to the record holder or holders of the shares of the Company’s capital stock entitled to vote as to which dissenters’ rights are asserted.  A person having a beneficial interest in shares of the Company’s capital stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his or her own dissenters’ right and submit a written consent of the shareholder of record in accordance with NRS 92A.400.

To assert dissenters’ rights, shareholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

We are sending a dissenter’s notice to our stockholders with this Information Statement, attached as Appendix F to this Information Statement.  Dissenting stockholders must, by no later than October 28, 2011 [30 days after the mailing of this Information Statement], send a written objection to the merger stating their intention to demand payment for their shares in the form set forth in Appendix F. The written objection should be sent to:

Millstream Ventures, Inc.
c/o William C. Gibbs, CEO
4760 South Highland Drive, Suite 341
Salt Lake City, Utah 84117
Email: wgibbs@greenriverresources.net

Registered Mail, Return Receipt Requested is recommended.  The objection must include (i) a notice of election to dissent, (ii) the stockholder’s name and residence address, (iii) the number of shares as to which the stockholder dissents (iv) a demand for payment of the fair value of the stockholder’s shares if the merger is consummated and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice.

Together with the written demand or by October 28, 2011, the dissenting stockholder must submit certificates representing all of his shares of stock of our company to us at the address set forth above or to our transfer agent, Interwest Stock Transfer, 1981 East 4800 South, Suite 100, Salt Lake City, UT  84117, Attention Julie Felix, for the purpose of affixing a notation indicating that a demand for payment has been made.

If the merger is consummated, within 30 days after receiving any demands for payment, we will pay to each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount we estimate to be the fair value of the shares, plus accrued interest.  The fair value of the shares is equal to the value of the shares immediately before the consummation of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable.  The payment will be accompanied by (i) our financial statements for the year ended March 31, 2010, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) any other items required by Chapter 92A of the Nevada Revised Statutes.

A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demanding payment of such estimate.

If any demand for payment remains unsettled we must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest.  If we do not commence the proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount demanded.

The procedure to dissent is more fully described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Appendix E to this Information Statement.  Sections 92A.300 to 92A.500 of the Nevada Revised Statues inclusive require strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights.  Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR TO DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE, ATTACHED AS APPENDIX F, WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S RIGHTS OF DISSENTING OWNERS STATUTE.

ELECTION OF ADDITIONAL DIRECTORS

Newly Elected Directors

On September 13, 2011, the Board of Directors increased the number of directors to seven persons and elected Gayle McKeachnie, Barry Larson, and Justin R. Swift as directors of the Company to take office ten days after the mailing of this Information Statement to the shareholders of the Company.  Set forth below is certain information pertaining to these individuals.

Name	Age	Employment Background

Gayle McKeachnie	68
Mr. McKeachnie was nominated to serve as a director on June 3, 2011, and has served as a director of our subsidiary, Green River Resources, Inc., since February 2011.  He has been self-employed as an attorney from 1970 until 2003 and since 2008.  From 2003 until 2005 he served as Lieutenant Governor for the State of Utah. From 2005 to 2008, he served as a special advisor to Utah Governor Jon Huntsman, with particular emphasis in the energy, oil and gas, mining and public lands areas.  Mr. McKeachnie graduated from the University of Southern Utah in 1967 with a Bachelor of Arts Degree in Political Science and from the University of Utah Law School in 1970.

Barry Larson	58
 Mr. Larson was nominated to serve as a director on June 3, 2011, and has served as a director of our subsidiary, Green River Resources, Inc., since August 2009.  Mr. Larson has over 30 years of oil and gas industry experience, 15 of which have been in foreign operations. Mr. Larson is the Vice President Operations and Chief Operating Officer of Parex Resources Inc. He held the same position with Petro Resources Inc. from 2005 - 2009.  Mr. Larson was a resident of Argentina from 1994 – 1997 where he received extensive operating experience both as Manager Drilling for Chauvco Resources from 1994 – 1996 and Manager of Operations for Chauvco Argentina from 1996 to 1997 and then Vice President of Operations for Chauvco Resources International from January 1998 to June 1998. Mr. Larson was a co-founder and Vice President of Aventura Energy Inc. from August 1999 to May 2004, a company that operated in Argentina as well as Trinidad & Tobago. In January 2003, Mr. Larson was named Vice President Operations and Country Manager of Vermilion Oil and Gas (Trinidad) Ltd., a position he held until May 2004. During this time Mr. Larson was resident in Trinidad and Tobago, where Vermilion Oil and Gas (Trinidad), the local operating subsidiary of Aventura Energy Inc. developed the Carapal Ridge gas discovery (approx. 1.0 TCF), obtaining a gas contract, tying in the field and constructing gas processing facilities.  Mr. Larson holds a diploma in Hydrocarbon Engineering Technology from the Northern Alberta Institute of Technology.

Justin R. Swift	66
Mr. Swift was nominated to serve as a director on September 13, 2011.  Since January 2010, Mr. Swift has been the founder and principal of Swift Global Results, a private consulting firm in the clean energy field.  From 2005 through 2009 he served as Deputy Assistant Secretary for International Affairs in the Office of Fossil Fuel, U.S. Department of Energy.  Mr. Swift was appointed to this position by the President of the United States to educate the public, business and governments about clean coal, carbon capture and sequestration as well as the Office of Oil and Natural Gas and Petroleum Technology environmental initiatives including Clean Skies and the Climate Change Initiative and recent developments in shale oil and gas.  From 2001 through 2005 he served as the Director of Scheduling and Advance for the Secretary of Energy where he was responsible for coordinating all schedules and logistical requirements for meetings, events, conferences, and trips for the Secretary and his Deputy.  From 1993 until 2001 Mr. Swift was the founder and CEO of J.R. Swift & Associates, a global event planning consulting firm, which specialized in fulfilling the unique needs of major corporations and high-profile clients, including Philip Morris, American Standard, The Limited, and the American Society of Association Executives.

Involvement in Certain Legal Proceedings

During the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any of our directors or executive officers.

We are not aware of any legal proceedings in which any director, officer or affiliate of our company, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, or affiliate of our company, or security holder is a party adverse to us or our subsidiary or has a material interest adverse to us or our subsidiary.

Security Ownership

The following table sets forth certain information furnished by the following individuals concerning the ownership of our common stock as of September 16, 2011.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)
Gayle McKeachnie 2575 West Highway 40 Vernal, UT 84078	75,000	(3)	*

Barry Larson 12 Hamilton Close Calgary, Alberta, Canada T3R 1A2	100,000	(3)	*

Justin R. Swift 1602 Belle View Boulevard, #640 Alexandria, VA 22307	12,500	(4)	*
*Less than 1%

(1) This table is based upon information contained in reports of beneficial stock ownership filed with the Securities and Exchange Commission and from information supplied by officers, directors and principal stockholders and is believed to be accurate. We believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2) Applicable percentages are based on 44,104,325 shares of our common stock outstanding on September 16, 2011.
(3) Represents shares issuable upon exercise of vested options.
(4) Represents shares issuable upon exercise of vested options.

Director Independence

Our common stock is not listed on a national securities exchange or on an inter-dealer quotation system which has requirements that directors be independent. We have adopted an independence standard that states that a person will be considered an independent director if he or she is not an officer of the Company and is, in the view of the Company’s board of directors, free of any relationship that would interfere with the exercise of independent judgment. Our board of directors has determined that Mark F. Lindsey, Daniel F. Carlson, Gayle McKeachnie, Barry Larson, and Justin R. Swift are independent.

Meetings and Committees of the Board of Directors; Shareholder Communications

During the year ended March 31, 2011, the board of directors held no meetings and acted by unanimous written consent four times.  None of the current directors served as a director of the Company during the year ended March 31, 2011.  The Company has not adopted any policy with regard to board members’ attendance at annual meetings of security holders and no annual meeting of shareholders was held during the year ended March 31, 2011.

The Company has no standing audit, nominating or compensation committees of the board of directors, or committees performing similar functions.  Management is in the process of creating these committees, but because of the recent recommencement of business operations has not had the opportunity to complete this process.

Subsequent to the reverse merger transaction and resignation of Denny Nestripke from the board of directors, we have not established an audit committee.  The Board of Directors has determined that Daniel F. Carlson, a director, is an audit committee financial expert.  Because of the recent change in control and commencement of principal operations, management has not yet had an opportunity to create a new audit committee.

Because we do not have an audit committee, the Board of Directors oversees our financial reporting process.  Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the board has reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended March 31, 2011, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The board also has reviewed and discussed with our independent registered public accounting firm, Tanner & Co., which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the board has received the written disclosures and the letter from Tanner & Co. required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Tanner & Co. its independence.

Based on the considerations and discussions referred to above, the board of directors approved the audited consolidated financial statements for the year ended March 31, 2011, and their inclusion in our Annual Report on Form 10-K for the year ended March 31, 2011, as filed with the Securities and Exchange Commission.

Because of the recent change in control and commencement of principal operations, management has not yet had an opportunity to adopt a process for security holders to send communications to the Board of Directors.

Board Structure

William C. Gibbs serves as both our Chairman and our Chief Executive Officer.  The Company does not have a lead independent director.  The Company has determined that its leadership structure is appropriate given the early stage of business operations of the Company and the voting control of the Company held by Mr. Gibbs.  He owns or holds the right to vote approximately 25,746,407 shares of the outstanding Common Stock which represents approximately 52.4% of the voting control of the Company.  The Board of Directors has not yet developed polices covering its role in the risk oversight of the Company.

Executive Compensation Policy

The Board of Directors has not yet developed processes and procedures for the consideration and determination of executive and director compensation

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Hidden Peak Partners LLC is owned 42.5% by William C. Gibbs, our CEO, Chairman, and a principal stockholder, 42.5% by Brigham Gibbs, the brother of William C. Gibbs, and 15% by William G. Gibbs, the father of William C. Gibbs.  Hidden Peak owns 50% of Bleeding Rock LLC, which owned 20,600,000 shares of Green River Resources Corp. (“GRC”), an Alberta, Canada corporation and wholly owned subsidiary of the Company, and a note convertible into 1,071,407 shares, and principal stockholder of our company.  Consequently, William C. Gibbs had an indirect ownership interest in the shares owned by GRC.  Pursuant to the Operating Agreement between the Company and Bleeding Rock, Bleeding Rock has agreed to provide the technology to GRC for its tar sands project.

William C. Gibbs has an employment agreement dated August 1, 2007, with GRC.  The term of the agreement is through December 31, 2013, and may be extended for successive terms.  Annual base salary payable under the agreement is $400,000, which will increase to $450,000 upon receipt of all necessary permits for the tar sands project.  The base salary will accrue until GRC receives funding of $1,000,000.  In addition, Mr. Gibbs has the right under the agreement to convert any unpaid salary into common stock of GRC following a funding event of $1,000,000 or more, at the pricing of the funding, if the outstanding balance is not paid within six months of closing.  Mr. Gibbs also has an option exercisable through December 31, 2015, to purchase 1,250,000 shares of GRC at CDN$0.35 per share.  The agreement also provides for health insurance, personal life insurance in an amount of $3,000,000, and a 401(k) plan with a 50% employer match on up to 6% of the employees contributions.  By an amendment dated August 12, 2009, the Agreement term was extended to December 31, 2015, and Mr. Gibbs was provided a car allowance of $900 per month. The Agreement has change in control provisions, which Mr. Gibbs waived in connection with the assumption of GRC’s obligations thereunder by the Company.

On June 3, 2011, we granted 3,950,000 fully vested options to William C. Gibbs.  The options are exercisable at $0.20 per share at any time through March 31, 2018.

Robin Gereluk, our Chief Operating Officer, has an employment agreement dated March 31, 2011, with GRI, the wholly owned subsidiary of GRC.  The term of the agreement is for three years and may be extended for successive terms.  It may also be terminated if we fail to complete a financing of $10,000,000 or more by March 31, 2012.  Prior to completion of the financing, we have agreed to compensate him at his hourly rate and after completing the financing we have agreed to pay him a base salary of $300,000.  If the agreement is terminated by Mr. Gereluk for good reason, we have agreed to pay him one year’s base salary.  Also, on June 3, 2011, we granted 1,750,000 options to Robin Gereluk.  The options are exercisable at $0.20 per share at any time through March 31, 2018.

On June 3, 2011, we granted 150,000 options to Mark Lindsey, one of our directors.  The options are exercisable at $0.20 per share at any time through March 31, 2018.

On June 3, 2011, we granted 100,000 options to Barry Larson, a nominee director.  The options are exercisable at $0.20 per share at any time through March 31, 2018.

On June 3, 2011, we granted 75,000 options to Gayle McKeachnie, a nominee director.  The options are exercisable at $0.20 per share at any time through March 31, 2018.

On September 15, 2011, we granted 50,000 options each to Edward P. Mooney and Daniel F. Carlson, each a current director, and to Justin R. Smith, a nominee for director.  These five-year options are exercisable at $0.25 per share and vest as follows:  25% immediately and 25% on each anniversary of the grant date over the next three years.

From February 2009 until August 2010, we borrowed an aggregate of $34,400 from Lorikeet, Inc., a corporation owned by Steven L. White, who served as our President and a director during that period and through June 3, 2011, and who is currently a shareholder beneficially owning in excess of 5% of the outstanding Common Stock.  These notes, plus interest at 8% per annum, were repaid in full on June 3, 2011.

CHANGE OF CONTROL

During the year ended March 31, 2011, we conducted no material business operations.  In April 2011 we sold 13,504,000 restricted shares of our common stock to LIFE Power & Fuels, Inc. for gross proceeds of $13,504.  These shares represented approximately 39% of our outstanding common stock at the time.  We also appointed Edward P. Mooney and Daniel F. Carlson, affiliates of LIFE, as directors.

In April 2011 we completed a non-public offering of 3,510,126 restricted shares of our common stock for gross proceeds of $100,004.  The stock certificates and the proceeds from the offering were held in escrow pending closing of the transaction with GRC, discussed below.  At the closing of the transaction with GRC we released the stock certificates to the investors and the funds were released to us to satisfy our outstanding liabilities at closing and to retire 17,608,203 of our outstanding shares of common stock at closing (including $78,053 to repay outstanding promissory notes, $17,500 for legal fees, and $1,414 for transfer agent fees) and to retire 17,608,203 of our outstanding shares of common stock at closing, which shares were held by Mr. White..

In May 2011 we initiated a non-public offering of 10% Convertible Promissory Notes (the “Notes”) and warrants for maximum gross proceeds of $1,750,000.  The face amounts of the Notes are convertible into our common stock at the rate of $0.25 per share, for a maximum of 7,020,021 shares.  The Notes are convertible at any time prior to repayment and are subject to mandatory conversion at any time the Company completes an equity or debt financing of at least $10,000,000.  The Notes bear interest at the rate of 10% per annum.  Principal and interest on the Notes is due and payable on or before April 30, 2014, and the Notes are subject to prepayment by the Company upon 30 days’ prior notice.  Each lender also received at no additional cost a warrant (the “Warrants”) to purchase 200,572 shares of Common Stock at $0.25 per share for each $50,000 loaned to us in the offering.  The Warrants are exercisable in whole or in part at any time through April 30, 2014.  The Warrants are detachable from the Notes and can be transferred in whole or in part, subject to compliance with applicable state and federal laws.  The Notes and the Warrants have not been registered under the Securities Act and are restricted securities as defined therein.  As of the closing date of the Stock Exchange Agreement discussed below, we had raised $770,000 in this offering.

In April 2011 principals of the Company commenced negations with William C. Gibbs as a principal of the Green River entities in order to provide access to funding for the planned operations of the entities.  On May 5, 2011, we entered into a Stock Exchange Agreement dated April 29, 2011, as amended on June 3, 2011, with GRC, and the shareholders of GRC (the “Sellers”).  GRC is the sole owner of Green River Resources, Inc., a Utah corporation (“GRI”).  Pursuant to the terms of the agreement we agreed to issue 23,544,201 shares of our common stock to the Sellers in exchange for all of the outstanding equity securities of GRC.  In addition, we agreed to reserve for issuance 10,984,392 shares of our common stock for issuance upon exercise of outstanding warrants of GRC assumed by us at closing and 1,071,407 shares for issuance upon conversion of an outstanding promissory note of GRC also assumed by us at closing.  Closing of the agreement was held on June 3, 2011.  At the closing we issued 23,544,201 shares of common stock to the Sellers in exchange for all of the outstanding shares of GRC.  We also acquired and cancelled 17,608,203 shares of common stock for $17,436 paid to the shareholder.  Mr. White and Mr. Nestripke resigned as officers and directors and William C. Gibbs and Mark F. Lindsey were appointed to replace them.  We also granted options to purchase 6,175,000 shares of common stock at $0.20 per share to persons designated by GRC and issued warrants to purchase 488,480 shares of common stock at the price of our next offering to persons designated by GRC.  Of these options granted, 3,950,000 were granted to Mr. Gibbs, 1,750,000 were granted to Mr. Gereluk, who became our Chief Operating Officer, 100,000 were granted to Mr. Larsen, 150,000 were granted to Mr. Lindsey, and 75,000 were granted to Mr. McKeachnie.  The options expire seven years from the date of grant and the warrants expire two years from the date of issuance.  In connection with the closing, Mr. White did not assume any role or relationship with Green River Resources Corp. or Green River Resources, Inc.

EXECUTIVE COMPENSATION

Executive Compensation

During the year ended March 31, 2011, Steven L. White served as our sole officer.  Mr. White did not receive compensation from us during the years ended March 31, 2011 or 2010, which would be reportable pursuant to this item.  Mr. White resigned as an officer and director of the Company on June 3, 2011, in connection with the closing of the the transaction with GRC described above.  We have not had an employment agreement with Mr. White and the board of directors did not adopted any compensation policy for Mr. White.

Equity Awards

No executive officer held any unexercised options, stock that had not vested, or equity incentive plan awards at March 31, 2011.

Director Compensation

At March 31, 2011, we had two directors, namely Steven L. White, who served as our chief executive officer through June 3, 2011, and Denny W. Nestripke, each of whom resigned as a director on June 3, 2011.  The following table sets forth certain information concerning the compensation of Mr. Nestripke for the last fiscal year ended March 31, 2011:

Director Compensation

Name	Fees Earned or Paid in Cash	Total
Denny W. Nestripke	$3,600	$3,600

The board of directors has the authority to fix the fees paid to directors; however, the board of directors has not adopted a compensation policy for directors.  Nevertheless, during the year ended March 31, 2011, the board of directors agreed to pay a monthly fee of $300 to Mr. Nestripke as the chairman of the audit committee.  Mr. Nestripke served as the audit committee chairman from February 1, 2010, through June 3, 2011.

SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one information statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders.  The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the information statement to a shareholder at a shared address to which a single copy of the information statement is delivered.  A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the information statement by contacting the Company at the address or phone number set forth below.  Conversely, if multiple shareholders sharing an address receive multiple information statements and wish to receive only one, such shareholders can notify the Company at the address or phone number set forth below.

ADDITIONAL INFORMATION

We also file annual, quarterly and special reports, proxy statements and other information with the SEC.  The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549.  You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC.  The address of that site is www.sec.gov.  If you have any questions about the actions described above, you may contact William C. Gibbs, President, at 4760 S. Highland Dr., Suite 341, Salt Lake City, Utah 84117, telephone (801) 277.7888.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ William C. Gibbs
William C. Gibbs
Chairman, CEO, and President

September 16, 2011

APPENDICES

The following documents are appended to this information statement:

Appendix A	2011 Long-Term Incentive Plan
Appendix B	Form of Agreement and Plan of Merger
Appendix C	Certificate of Incorporation of American Sands Energy Corp., a Delaware corporation, which will become the Certificate of Incorporation of the Company following the Reincorporation
Appendix D	Bylaws of American Sands Energy Corp., a Delaware corporation, which will become the Bylaws of the Company following the Reincorporation
Appendix E	Nevada Revised Statutes Sections 92A.300 - 92A.500
Appendix F	Dissenter’s Rights Notice

APPENDIX A

2011 LONG-TERM INCENTIVE PLAN
OF
MILLSTREAM VENTURES, INC.

1.            PURPOSE.

(a)          General.  The purpose of the Millstream Ventures, Inc. Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Millstream Ventures, Inc. (the "Company") by linking the personal interests of its key employees to those of Company shareholders and by providing its key employees with an incentive for outstanding performance.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.  Accordingly, the Plan permits the grant of incentive awards from time to time to selected officers, key employees, outside consultants, and directors.

2.           EFFECTIVE DATE.

(a)           Effective Date.   The Plan is effective as of May 5, 2011 (the "Effective Date").  Within one year after the Effective Date, the Plan shall be submitted to the shareholders of the Company for their approval.  The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held (or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote) in accordance with the applicable provisions of Utah law and the Company's Bylaws and Articles of Incorporation.  Any Awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before shareholder approval. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

3.           DEFINITIONS AND CONSTRUCTION.

(a)           Definitions.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this paragraph or in paragraphs 1(a) or 2(a) unless a clearly different meaning is required by the context.  The following words and phrases shall have the following meanings:

(b)          "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan;

(c)          "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

(d)          "Board" means the Board of Directors of the Company;

(e)          "Change of Control" means and includes each of the following:

(i)         A change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act regardless of whether the Company is subject to such reporting requirement;

(ii)        A change of control of the Company through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934 Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

(iii)      Any consolidation or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Shares immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

(iv)       The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(v)        Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member.

The foregoing events shall not be deemed to be a Change in Control if the transaction or transactions causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office as of the Effective Date ("Incumbents"), those serving on the Board pursuant to nomination or appointment thereto by a majority of Incumbents ("Successors"), and those serving on the Board pursuant to nomination or appointment thereto by a majority of a Board composed of Incumbents and/or Successors.

(f)           "Code" means the Internal Revenue Code of 1986, as amended from time to time;

(g)          "Committee" means the committee of the Board described in paragraph 4;

(h)          "Disability" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature.  The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition;

(h)          "Dividend Equivalent" means a right granted to a Participant under paragraph 11;

(i)            "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee;

(j)            "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto;

(k)           "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option;

(l)            "Option" means a right granted to a Participant under paragraph 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option;

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(m)          "Other Stock-Based Award" means a right, granted to a Participant under paragraph 12, that relates to or is valued by reference to Stock or other Awards relating to Stock;

(n)           "Participant" means a person who, as an officer, key employee, outside consultant or director of the Company or any Subsidiary, has been granted an Award under the Plan;

(o)           "Performance Share" means a right granted to a Participant under paragraph 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee;

(p)           "Plan" means Millstream Ventures, Inc. Long-Term Incentive Plan, as amended from time to time;

(q)           "Restricted Stock Award" means Stock granted to a Participant under paragraph 10 that is subject to certain restrictions and to risk of forfeiture;

(r)            "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company;

(s)           "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to paragraph 13;

(t)            "Stock Appreciation Right" or "SAR" means a right granted to a Participant under paragraph 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock  as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to paragraph 8;

(u)           "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company;

4.           ADMINISTRATION.

(a)           Committee.  The Plan shall be administered by a Committee that is appointed by, and shall serve at the discretion of, the Board;

(b)           Action by the Committee.  A majority of the Committee shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan;

(c)           Authority of Committee.  The Committee has the exclusive power, authority and discretion to:

(i)          Designate Participants;

(ii)         Determine the type or types of Awards to be granted to each Participant;

(iii)        Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

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(iv)        Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(v)         Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(vi)         Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(vii)        Decide all other matters that must be determined in connection with an Award;

(viii)       Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

(ix)          Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

(d)           Decisions Binding.  The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

5.            SHARES SUBJECT TO THE PLAN.

(a)           Number of Shares.  Subject to adjustment provided in paragraph 14(a) the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 7,000,000.

(b)           Lapsed Awards.  To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under Section 16 of the 1934 Act, as amended;

(c)           Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market;

6.            ELIGIBILITY.

(a)           General.  Awards may be granted only to individuals who are officers, key employees, outside consultants or directors of the Company or a Subsidiary, as determined by the Committee.

7.            STOCK OPTIONS.

(a)           General.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

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(i)           Exercise Price.  The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant;

(ii)         Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option.  The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised;

(iii)        Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.  Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee;

(iv)        Evidence of Grant.  All Options shall be evidenced by a written Award Agreement between the Company and the Participant.  The Award Agreement shall include such provisions as may be specified by the Committee;

(b)           Incentive Stock Options.  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(i)           Exercise Price.  The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant;

(ii)          Exercise.  In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant;

(iii)         Lapse of Option.  An Incentive Stock Option shall lapse under the following circumstances:

(1)           The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement;

(2)           The Incentive Stock Option shall lapse three months after the Participant's termination of employment, if the termination of employment was attributable to (a) Disability, (b) Retirement, or (c) for any other reason, provided that the Committee has approved, in writing, the continuation of any Incentive Stock Option outstanding on the date of the Participant's termination of employment;

(3)           If the Participant separates from employment other than as provided in paragraph (2), the Incentive Stock Option shall lapse at the time of the Participant's termination of employment;

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(4)           If the Participant dies before the Option lapses pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (a) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged; or (b) 15 months after the date of the Participant's death.  Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

(c)           Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00;

(d)           Ten Percent Owners.  An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant;

(e)           Expiration of Incentive Stock Options.  No Award of an Incentive Stock Option may be made pursuant to this Plan after March 31, 2005.

(f)           Right to Exercise.  During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

8.            STOCK APPRECIATION RIGHTS.

(a)           Grant of SARs.  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)           Right to Payment.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1)           The Fair Market Value of one share of Stock on the date of exercise; over

(2)           The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

(b)           Other Terms.  All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement.  The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

9.            PERFORMANCE SHARES

(a)           Grant of Performance Shares.  The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee.  The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant.  All Awards of Performance Shares shall be evidenced by an Award Agreement;

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(b)          Right to Payment.  A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter.  The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months;

(c)           Other Terms.  Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

10.         RESTRICTED STOCK AWARDS.

(a)           Grant of Restricted Stock.  The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.  All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement;

(b)           Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter;

(c)           Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock;

(d)           Certificates for Restricted Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

11.           DIVIDEND EQUIVALENTS

(a)           Grant of Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee.  Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee.  The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

12.           OTHER STOCK-BASED AWARDS.

(a)           Grant of Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries.  The Committee shall determine the terms and conditions of such Awards.

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13.           PROVISIONS APPLICABLE TO AWARDS.

(a)           Stand-Alone, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan.  If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards;

(b)           Exchange Provisions.  The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to paragraph 13(a)), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made;

(c)           Term of Award.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant;

(d)           Form of Payment for Awards.  Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee;

(e)           Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a court order that would otherwise satisfy the requirements to be a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code notwithstanding that such an order relates to the transfer of a stock option rather than an interest in an employee benefit pension plan. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Committee may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust benefitting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Committee deems to be appropriate;

(f)           Beneficiaries.  Notwithstanding paragraph 13(e), a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee;

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(g)           Stock Certificates.  All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock;

(h)           Tender Offers.  In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted Options to be immediately exercisable.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in paragraph 7(c), the excess Options shall be deemed to be Non-Qualified Stock Options;

(i)           Acceleration Upon a Change of Control.  If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse.

14.           CHANGES IN CAPITAL STRUCTURE.

(a)           General.  In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor.  In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto)  the number and class  of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award;

(b)           Merger.  Subject to the Change of Control provision in paragraph 13(i), a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, shall, in the sole discretion of the Committee:

(i)           Cause every Award outstanding hereunder to terminate, except that the surviving or resulting corporation, in its absolute and uncontrolled discretion, may tender an option or options to purchase its shares or exercise such rights on terms and conditions, as to the number of shares and rights and otherwise, which shall substantially preserve the rights and benefits of any Award then outstanding thereunder; or

(ii)           Give each Participant the right to exercise Awards prior to the occurrence of the event otherwise terminating the Awards over such period as the Committee, in its sole and absolute discretion, shall determine.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in paragraph 7(c), the excess Options shall be deemed to be Non-Qualified Stock Options.

15.           AMENDMENT, MODIFICATION AND TERMINATION.

(a)           Amendment, Modification and Termination.  With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan.  However, without approval of the shareholders of the Company or other conditions (as may be required by the Code, by the insider trading rules of Section 16 of the 1934 Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction), no such termination, amendment, or modification may:

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(i)           Materially increase the total number of shares of Stock that may be issued under the Plan, except as provided in paragraph 14(a);

(ii)           Materially modify the eligibility requirements for participation in the Plan; or

(iii)           Materially increase the benefits accruing to Participants under the Plan.

(b)           Awards Previously Granted.  No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

16.           GENERAL PROVISIONS.

(a)           No Rights to Awards.  No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees uniformly;

(b)           No Stockholders Rights.  No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award;

(c)           Withholding.  The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.  With respect to withholding required upon any taxable event under the Plan, Participants may elect, subject to the Committee's approval, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes in accordance with such procedures as the Committee establishes.  The Committee may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above;

(d)           No Right to Employment.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary;

(e)           Unfunded Status of Awards.  The Plan is intended to be an "unfunded" plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary;

(f)           Indemnification.  To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless;

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(g)           Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary;

(h)           Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries;

(i)           Titles and Headings.  The titles and headings of the paragraphs in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control;

(j)           Fractional Shares.  No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up;

(k)           Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan.  If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption;

(l)           Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

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APPENDIX B

AGREEMENT AND PLAN OF MERGER

BETWEEN

MILLSTREAM VENTURES, INC.
A NEVADA CORPORATION

AND

AMERICAN SANDS ENERGY CORP.
A DELAWARE CORPORATION

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of the _______ day of October, 2011 is made by and between Millstream Ventures, Inc., a Nevada corporation (“Millstream”) and American Sands Energy Corp., a Delaware corporation (“ASEC” also known as the “Surviving Entity”).

WITNESSETH

WHEREAS, the Board of Directors and shareholders of Millstream have deemed it advisable and in the best interests of the shareholders to change the domicile of Millstream from the State of Nevada to the State of Delaware and have incorporated ASEC as a wholly owned subsidiary corporation in the State of Delaware for the purpose of merging Millstream into ASEC; and

WHEREAS, the Board of Directors of ASEC deems it advisable and in the best interests of ASEC and its stockholders that Millstream be merged with and into ASEC as permitted by Section 252 of the General Corporation Law of Delaware (the “Delaware Laws”) and the applicable laws of Nevada under and pursuant to the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of Millstream deems it advisable and in the best interests of Millstream and its stockholders that Millstream be merged with and into ASEC as permitted by the Nevada Revised Statutes, 92A (the “Nevada Laws”) and the Delaware Laws under and pursuant to the terms and conditions hereinafter set forth; and

WHEREAS, immediately prior to the Effective Time (as hereinafter defined), Millstream shall have an authorized capitalization consisting of Common Stock, par value $.001 per share (the “Millstream Common Stock”), and Preferred Stock, par value $.001 per share, none of which preferred shares have been issued or are outstanding; and

WHEREAS, immediately prior to the Effective Time (as hereinafter defined), ASEC shall have an authorized capitalization consisting of Common Stock, $.001 par value per share (the “ASEC Common Stock”), and Preferred Stock, par value $.001 per share; and

WHEREAS, the stockholders and directors of Millstream and the stockholders and directors of ASEC have duly approved this Agreement by written consent.

NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the Delaware Laws and the Nevada Laws, the parties hereto have agreed and covenanted, and do hereby agree and covenant as follows:

1.           Terms and Conditions of Merger. At the Effective time (as hereinafter defined), Millstream shall be merged with and into ASEC pursuant to the provisions of the Delaware Laws (the “Merger”), and ASEC shall be the Surviving Entity.

The date and hour on which the Merger occurs and becomes effective is hereinafter referred to as the “Effective Time”. The Merger shall be effective upon the filing of the Certificate of Merger of ASEC with the Secretary of State of Delaware pursuant to Section 252 of Delaware Laws and the simultaneous filing of the Articles of Merger of the Surviving Entity with the Secretary of State of the State of Nevada pursuant to Section 92A.200 of Nevada Laws which shall take place as soon as practicable following the approval of this Agreement by the stockholders and directors of ASEC and the stockholders and directors of Millstream and compliance with Section 14(c) of the Securities Exchange Act of 1934, as amended.

2.           Name, Charter, Bylaws, Directors and Officers. From and after the Effective Time:

2.1           The name of the Surviving Entity shall be: American Sands Energy Corp.

2.2           The current Certificate of Incorporation of American Sands Energy Corp. shall be the Certificate of Incorporation of the Surviving Entity.

2.3           The current Bylaws of American Sands Energy Corp. shall be the Bylaws of the Surviving Entity.

2.4           The directors and officers of American Sands Energy Corp. at the Effective Time shall be unchanged and remain the directors and officers from and after the Effective Time until the expiration of their current terms and until their successors are elected and qualify, or prior resignation, removal or death, subject to the Certificate of Incorporation and Bylaws of the Surviving Entity.

3.           Succession. On the Effective Date, American Sands Energy Corp. shall succeed Millstream in the manner and as more fully set forth in the Delaware Laws and specifically as follows:

(a)           The separate corporate existence of Millstream shall cease, and the Surviving Entity shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to al the restrictions, liabilities and duties of Millstream;

(b)           All and singular rights, privileges, powers and franchises of Millstream and all property, real, personal and mixed, and all debts due to Millstream on whatever account, as well as for share and note subscriptions and all other things in action or belonging to Millstream shall be vested in the Surviving Entity;

(c)           All property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Entity as they were of Millstream, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware or the State of Nevada, or of any of the other states of the United States, in Millstream shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Millstream shall be preserved unimpaired;

(d)           All debts, liabilities and duties of Millstream shall thenceforth attach to the Surviving Entity and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it;

(e)           All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Millstream, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Entity and shall be as effective and binding thereon as the same were with respect to Millstream; and

(f)           At the Effective Time of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which Millstream is then a party shall be assumed by, and continue to be the plan of, the Surviving Entity. To the extent any employee benefit plan, incentive compensation plan or other similar plan of Millstream provides for the issuance or purchase of, or otherwise relates to, Millstream stock, after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Surviving Entity stock.

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4.           Further Assurances. From time to time, when and as required by American Sands Energy Corp. or its successors and assign, there shall be executed and delivered on behalf of Millstream such deeds and other instruments, and there shall be taken or caused to be taken by or on behalf of Millstream such further and other action, as shall be appropriate or necessary to vest, perfect or confirm, of record or otherwise in American Sands Energy Corp., the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Millstream, and otherwise to carry out the purposes of this Agreement, and the officers and the directors of American Sands Energy Corp. are fully authorized by and on behalf of Millstream to take any and all such action to execute and deliver any and all such deeds and other instruments.

5.           Stock and Stock Certificates. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof;

(a)           Each share of post reverse split Millstream Common Stock outstanding immediately prior to the Effective Time shall by virtue of the Merger and without any action on the part of the holder thereof, be converted share for share, into fully-paid and non-assessable shares of the Surviving Entity as of the Effective Time; provided that if the one-for-two reverse stock split of the outstanding shares of Common Stock approved by the Board of Directors and the shareholders on September 16, 2011, has not been effected as of the Effective Time, the conversion ratio shall give effect to the reverse split.

(b)           As of the Effective Time, all of the outstanding shares of ASEC Common Stock which shares are held by Millstream shall be redeemed by the Surviving Entity for the sum of one dollar ($1.00) and such redeemed shares shall be cancelled and returned to the status of authorized and unissued shares of the Surviving Entity.  None of such redeemed shares shall be retained by the Surviving Entity as treasury shares.

(c)           Each share of Millstream Common Stock, if any, held in treasury immediately prior to the Effective Time shall be cancelled and no shares of other securities of the Surviving Entity shall be issued in respect thereof.

(d)           All of the options and warrants to acquire, or instruments convertible into, shares of Millstream Common Stock held by any person shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted, share for share, into options and warrants, or convertible instruments, respectively, of the Surviving Entity.

(e)           From and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Millstream Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of ASEC Common Stock into which such shares have been converted as herein provided. The registered owner on the books and records of Millstream of any such outstanding stock certificates shall, until such certificates shall have been surrendered for transfer or otherwise accounted for to the Surviving Entity, have and be able to exercise any voting and other rights with respect to and receive any dividend or other distributions upon the ASEC Common Stock evidenced by such outstanding certificates as provided.

6.           Amendment and Termination. Subject to applicable law, this Agreement may be amended by written agreement of the parties hereto at any time prior to the Effective Time. Subject to applicable law, this Agreement may be terminated by the Board of Directors of American Sands Energy Corp. or the Board of Directors of the Millstream at any time prior to the Effective Time.

7.           Miscellaneous. For the convenience of the parties and to facilitate any filing and recording of this Agreement, any number of counterparts hereof may be executed each of which shall be deemed to be an original of this Agreement but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors have caused this Agreement to be executed by the Chief Executive Officer as of the day and year first above written.

SURVIVING COMPANY:	American Sands Energy Corp.

By:
William C. Gibbs, Chief Executive Officer

MILLSTREAM:	Millstream Ventures, Inc.

By:
William C. Gibbs, Chief Executive Officer

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APPENDIX C

CERTIFICATE OF INCORPORATION

OF

AMERICAN SANDS ENERGY CORP.
A Delaware Corporation

FIRST:  The name of this Corporation is American Sands Energy Corp.

SECOND:  The registered office of the Corporation in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington, County of New Castle, Zip Code 19801.  The registered agent in charge thereof is The Corporation Trust Company.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:  The amount of the total stock this Corporation is authorized to issue is 210,000,000 shares with a par value of $.001 per share.

(a)           Common Stock. The aggregate number of shares of Common Stock which the Corporation shall have the authority to issue is 200,000,000 shares at a par value of $.001 per share.

(b)           Preferred Stock. The aggregate number of shares of Preferred Stock which the Corporation shall have authority to issue is 10,000,000 shares, par value $.001, which may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation.

(c)           Preemptive Rights.  No stockholder of the Corporation shall have any preemptive right to subscribe to an additional issue of stock or to any security convertible into such stock of the Corporation.

FIFTH:  The name and mailing address of the incorporator is Ronald N. Vance, Attorney at Law, 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095.

SIXTH:  In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.  The directors are specifically given the authority to mortgage or pledge any or all assets of the business with stockholders’ approval.  Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

The number of directors constituting the initial Board of Directors of this corporation is four (4). The names and addresses of persons who are to serve as Directors until the first annual meeting of stockholders or until their successors are elected and qualify are:

Name	Address

William C. Gibbs	4760 S. Highland Drive Suite 341 Salt Lake City, UT 84117

Mark F. Lindsey	60 South 600 East Suite 150 Salt Lake City, UT 84102

Daniel F. Carlson	181 Third Street Suite 150 San Rafael, CA 94901

Edward P. Mooney	181 Third Street Suite 150 San Rafael, CA 94901

SEVENTH:  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under §174 of the General Corporation Law of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.  The provisions hereof shall not apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such person occurring prior hereto.

EIGHT: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

NINTH:  The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of Delaware.

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 13th day of September, A.D. 2011.

By:	/s/ Ronald N. Vance
Ronald N. Vance, Incorporator

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APPENDIX D

AMERICAN SANDS ENERGY CORP.

BYLAWS

ARTICLE I—OFFICES

Section 1.1  Office

The principal office of the Corporation in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, Zip Code 19801.  The principal office shall be located in the State of Delaware at such place as shall be designated by the Board of Directors.  The principal office may be changed by resolution of the Board of Directors to another location within the State of Delaware.

Section 1.2  Other Offices

The Corporation may also have such other offices, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II—STOCKHOLDERS

Section 2.1  Annual Meeting

An annual meeting of the stockholders, for the selection of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at a location, either within or without the State of Delaware, and at such time each year as designated by the Board of Directors.  The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication.  The Board of Directors may adopt guidelines and procedures governing the participation of stockholders and proxy holders not physically present at a meeting of stockholders by means of remote communication.

Section 2.2  Special Meetings

Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the chairman, the Board of Directors, the president, the chief executive officer, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting, and shall be held at such place, either within or without the State of Delaware, on such date, and at such time as they or he shall fix.

Section 2.3  Notice of Meetings

Written notice of the place, date and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the laws of the State of Delaware or the Certificate of Incorporation).

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith.  At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 2.4  Quorum

At any meeting of the stockholders, the holders of at least one-third of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of the stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

If a quorum shall fail to attend any meeting, the presiding officer may adjourn the meeting to another place, date, or time.  When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith.  At any adjourned meeting, any business may be transacted that could have been transacted at the original meeting.

Section 2.5  Organization

If the persons designated in these Bylaws to conduct meetings of the stockholders are unavailable, the Board of Directors may designate the person to call to order any meeting of the stockholders and act as chairman of the meeting.  In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

Section 2.6  Conduct of Business

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

Section 2.7  Proxies

 Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder unless otherwise provided by law or the Certificate of Incorporation.  Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for the stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, delivered in accordance with the procedure established for the meeting.  No such proxy shall be voted or acted upon after three (3) years from the date of its execution, unless the proxy expressly provides for a longer period.

All voting, except on the election of directors and where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his proxy, a stock vote shall be taken.  Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.  Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number or voting by class is required by law, the Certificate of Incorporation, or these Bylaws.  Directors shall be elected by a plurality of the votes cast at the election.

Section 2.8  Stock List

A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

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The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present.  This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 2.9  Action by Written Consent

Any action, except the election of directors, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power; provided:

(a)           That if any greater proportion of voting power is required for such action at a meeting, then such greater proportion of written consents shall be required; and

(b)           That this general provision shall not supersede any specific provision for action by written consent required by law.

ARTICLE III—BOARD OF DIRECTORS

Section 3.1  Number; Term of Office; Resignation

The number of directors who shall constitute the whole board shall be such number not less than one (1) not more than nine (9) as the Board of Directors shall at the time have designated.  Each director shall be selected for a term of one (1) year and until his successor is elected and qualified, except as otherwise provided herein or required by law.

Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified.  Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

The resignation of a director shall be in writing or by electronic transmission and shall be effective the later of the time designated in the resignation or when:

(a)           Hand-delivered to the president, secretary, or chairman of the Corporation;

(b)           Received when sent by facsimile at the published facsimile number of the Corporation;

(c)           Received when scanned and sent by email at the published email address of the Corporation, its president, secretary, or chairman;

(d)           The next business day after same has been deposited with a national overnight delivery service, shipping prepaid, addressed to the published address of the principal executive offices of the Corporation, the president, the secretary or the chairman of the Corporation, with next-business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider; or

(e)           Three business days after mailing if mailed postage prepaid from within the continental United States by registered or certified mail, return receipt requested, addressed to the published address of the principal executive offices of the Corporation, the president, the secretary or the chairman of the Corporation.

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Section 3.2  Vacancies

If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his successor is elected and qualified.

Section 3.3  Regular Meetings

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors.  A notice of each regular meeting shall not be required.

Section 3.4  Special Meetings

Special meetings of the Board of Directors may be called by one-third of the directors then in office or by the chief executive officer and shall be held at such place, on such date and at such time as they or he shall fix.  Notice of the place, date and time of each such special meeting shall be given by each director by whom it is not waived by mailing written notice not less than three (3) days before the meeting or by electronic transmission not less than eighteen (18) hours before the meeting.  Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.5  Quorum

At any meeting of the Board of Directors, a majority of the total number of the whole board shall constitute a quorum for all purposes.  If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time, without further notice or waiver thereof.

Section 3.6  Participation in Meetings by Conference Telephone

Members of the Board of Directors or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment that enables all persons participating in the meeting to hear each other.  Such participation shall constitute presence in person at such meeting.

Section 3.7  Conduct of Business

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law.  Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors.

Section 3.8  Powers

The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

(a)           To declare dividends from time to time in accordance with law;

(b)           To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

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(c)           To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

(d)           To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

(e)           To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers and agents;

(f)           To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers and agents of the Corporation and its subsidiaries as it may determine;

(g)           To adopt from time to time such insurance, retirement and other benefit plans for directors, officers and agents of the Corporation and its subsidiaries as it may determine; and

(h)           To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation’s business and affairs.

Section 3.9  Compensation of Directors

Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the directors.

Section 3.10  Loans

The Corporation shall not, either directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director, executive officer (or equivalent thereof), or control person, but may lend money to and use its credit to assist any employee, excluding such executive officers, directors or other control persons of the Corporation or of a subsidiary, if such loan or assistance benefits the Corporation.

ARTICLE IV—COMMITTEES

Section 4.1  Committees of the Board of Directors

The Board of Directors, by a vote of a majority of the whole board, may from time to time designate committees of the board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the board and shall, for those committees and any other provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternative members who may replace any absent or disqualified member at any meeting of the committee.  Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend or to authorize the issuance of stock if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide.  In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 4.2  Conduct of Business

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law.  Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present.  Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

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ARTICLE V—OFFICERS

Section 5.1  Generally; Term; Resignation

The officers of the Corporation shall consist of a president, one or more vice-presidents, a secretary, a treasurer and such other subordinate officers as may from time to time be appointed by the Board of Directors. The Corporation may also have a chairman of the board who shall be elected by the Board of Directors and who shall be an officer of the Corporation. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any number of offices may be held by the same person. The resignation of an officer shall be in writing and shall be effective the later of the time designated in the resignation or as provided in Section 3.1 above; provided that the resignation of the president shall be made to a vice-president or any other designated party, except the president.

Section 5.2 Chairman of the Board

The chairman of the board shall, subject to the direction of the Board of Directors, perform such executive, supervisory, and management functions and duties as may be assigned to him from time to time by the Board of Directors.  He shall, if present, preside at all meetings of the stockholders and of the Board of Directors.

Section 5.3  President

Unless otherwise designated by the Board of Directors, the president shall be the chief executive officer of the Corporation.  Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he shall have the responsibility for the general management and control of the affairs and business of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him by the Board of Directors.  He shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized.  He shall have general supervision and direction of all of the other officers and agents of the Corporation.  He shall, when present, and in the absence of a chairman of the Board of Directors, preside at all meetings of the shareholders and of the Board of Directors.

Section 5.4  Vice-President

Each vice-president shall perform such duties as the Board of Directors shall prescribe.  In the absence or disability of the President, the vice-president who has served in such capacity for the longest time shall perform the duties and exercise the powers of the president.

Section 5.5  Treasurer

The treasurer shall have the custody of the monies and securities of the Corporation and shall keep regular books of account.  He shall make such disbursements of the funds of the Corporation as are proper and shall render from time to time an account of all such transactions and of the financial condition of the Corporation.

Section 5.6  Secretary

The secretary shall issue all authorized notices from, and shall keep minutes of, all meetings of the stockholders and the Board of Directors.  He shall have charge of the corporate books.

Section 5.7  Delegation of Authority

The Board of Directors may, from time to time, delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

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Section 5.8  Removal

Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 5.9  Action with Respect to Securities of Other Corporation

Unless otherwise directed by the Board of Directors, the chief executive officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this corporation may hold securities and otherwise to exercise any and all rights and powers which this corporation may possess by reason of its ownership of securities in such other corporation.  The chief executive officer may delegate the foregoing rights to another executive officer of the Corporation.

ARTICLE VI—INDEMNIFICATION OF DIRECTORS AND
OFFICERS

Section 6.1  Generally

The Corporation shall indemnify its officers and directors to the fullest extent permitted under Delaware law.

Section 6.2  Expenses

Expenses (including attorneys' fees) incurred by an officer or director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized under Delaware law.  Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents of the Corporation or by persons serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 6.3  Determination by Board of Directors

Any indemnification under subsections (a) and (b) of Chapter 1, Delaware General Corporate Law, § 145 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of § 145.  Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination:

(1)           By a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; or

(2)           By a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

(3)           If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

(4)           By the stockholders.

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Section 6.4  Not Exclusive of Other Rights

The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.  A right to indemnification or to advancement of expenses arising under a provision of the Certificate of Incorporation or a bylaw shall not be eliminated or impaired by an amendment to the Certificate of Incorporation or the Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

Section 6.5  Insurance

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

The Corporation’s indemnity of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person may collect as indemnification (i) under any policy of insurance purchased and maintained on his behalf by the Corporation or (ii) from such other corporation, partnership, joint venture, trust or other enterprise.

Section 6.6  Violation of Law

Nothing contained in this Article, or elsewhere in these Bylaws, shall operate to indemnify any director or officer if such indemnification is for any reason contrary to law, either as a matter of public policy, or under the provisions of the Federal Securities Act of 1933, the Securities Exchange Act of 1934, or any other applicable state or federal law.

Section 6.7  Coverage

For the purposes of this Article, references to “the Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such a constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

ARTICLE VII—STOCK

Section 7.1  Certificated and Uncertificated Shares

(a)           The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Each share shall be numbered and entered into the books of the Corporation as they are issued.  Each certificate representing shares shall set forth upon the face thereof the following:

(i)           The name of the corporation;

(ii)           That the Corporation is organized under the laws of the State of Delaware;

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(iii)           The name or names of the person or persons to whom the certificate is issued;

(iv)           The number and class of shares, and the designation of the series, if any, which the certificate represents;

(v)           If any shares represented by the certificates are nonvoting shares, a statement or notation to that effect; and, if the shares represented by the certificate are subordinate to shares of any other class or series with respect to dividends or amounts payable on liquidation, the certificate shall further set forth on either the face or the back thereof a clear and concise statement to that effect; and

(vi)           If any shares represented by the certificates are subject to any restrictions on the transfer or the registration of transfer of shares, then such restrictions shall be noted conspicuously on the front or back of such certificates.

(b)           Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice-chairperson of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form.  Any or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.  The Corporation shall not have power to issue a certificate in bearer form.

 (c)           Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send the shareholder then owning such shares a written statement of the information required to be placed on certificates by Section 7.1 (a) of these Bylaws and applicable law.

Section 7.2  Transfers of Stock

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation.  Except where a certificate is issued in accordance with Section 7.4 of Article VII of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 7.3  Record Date

The Board of Directors may fix a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for the other action hereinafter described, as of which there shall be determined the stockholders who are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof; to express consent to corporate action in writing without a meeting; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect of any change, conversion or exchange of stock or with respect to any other lawful action.

Section 7.4  Lost, Stolen or Destroyed Certificates

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 7.5  Regulations

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

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ARTICLE VIII—NOTICES

Section 8.1  Notices

Whenever notice is required to be given to any stockholder, director, officer, or agent, such requirement shall not be construed to mean personal notice.  Such notice may in every instance be effectively given by depositing a writing in a post office or letter box, in a postpaid, sealed wrapper, or by electronic transmission, addressed to such stockholder, director, officer, or agent at his or her address or electronic address as the same appears on the books of the Corporation.  The time when such notice is dispatched shall be the time of the giving of the notice.

Section 8.2  Waivers

A written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice required to be given to such stockholder, director, officer or agent.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission.

ARTICLE IX—MISCELLANEOUS

Section 9.1  Facsimile Signatures

In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors of a committee thereof.

Section 9.2  Corporate Seal

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the secretary.  If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the treasurer or by the assistant secretary or assistant treasurer.

Section 9.3  Reliance Upon Books, Reports and Records

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

Section 9.4  Fiscal Year

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 9.5  Time Periods

In applying any of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

ARTICLE X—AMENDMENTS

Section 10.1  Amendments

These Bylaws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

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Section 10.2 Force and Effect

These Bylaws are subject to the provisions of the General Corporation Law of the State of Delaware and the Certificate of Incorporation, as the same may be amended from time to time.  If any provision in these Bylaws is inconsistent with an express provision of either the General Corporation Law of the State of Delaware or the Certificate of Incorporation, the provisions of the General Corporation Law of the State of Delaware or the Certificate of Incorporation, as the case may be, shall govern, prevail, and control the extent of such inconsistency.

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APPENDIX E

SECTIONS 92A 300-500 OF THE NEVADA REVISED STATUTES, AS AMENDED

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1. Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3. Without discounting for lack of marketability or minority status.

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

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NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

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NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value,

Ê unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

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NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

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NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

Ê The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

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NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

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3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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APPENDIX F

Dissenter’s Notice of Millstream Ventures, Inc.
Delivered Pursuant to NRS 92A.430

If a stockholder has not approved the merger, he, she or it is entitled to dissent.  Demand for payment must be sent by to the Company by mail, courier, facsimile or electronic mail by October 28, 2011, as follows:

Millstream Ventures, Inc.
c/o William C. Gibbs, CEO
4760 S. Highland Dr.
Suite 341
Salt Lake City, UT  84117
Email: wgibbs@greenriverresources.net

Together with written demand or on or before October 28, 2011, certificates of our company’s shares must be deposited with our company at the address above or with our transfer agent at:

Interwest Transfer Company, Inc.
1981 East 4800 South
Suite 100
Salt Lake City, UT  84117
Attention: Julie Felix

A form for demanding payment is attached to this Dissenter’s Notice as Exhibit 1.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as Appendix “F” to the Information Circular to which this Dissenter’s Notice is attached.

EXHIBIT 1 TO DISSENTER’S NOTICE

Name and Address of Stockholder exercising dissent rights:

Number of Shares of Stockholder over which Stockholder is exercising dissent rights:

Shares of Common Stock
Shares of Series A Preferred Stock

The undersigned hereby objects to the merger of Millstream Ventures, Inc., a Nevada corporation, and American Sands Energy Corp., a Delaware corporation, and demand payment for the fair value of above number of shares of the Company, plus accrued interest, if the merger is consummated.

The undersigned hereby certifies that he/she/it acquired beneficial ownership of the shares of the Company before September 16, 2011, being the date of the first announcement of the merger.

Dated: _______________, 2011.

Signature of Co-owners,
Signature	if applicable

Print Name:

Print Title:

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